Exhibit 99.1

SAVARA ANNOUNCES PRIVATE PLACEMENT OF $26.8 MILLION, WITH TOTAL POTENTIAL PROCEEDS OF $75.0 MILLION

AUSTIN, TX – December 20, 2019 – Savara Inc. (Nasdaq: SVRA), an orphan lung disease company, today announced that it has entered into a definitive agreement for a private placement with institutional investors to purchase an aggregate of 9,569,430 shares of common stock and, in lieu of shares of common stock, pre-funded warrants to purchase an aggregate of 5,780,537 shares of common stock, and accompanying warrants (the “Milestone Warrants”) to purchase an aggregate of up to 32,577,209 additional shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof) at a price of $1.745 per share and accompanying Milestone Warrant (or $1.744 per pre-funded warrant and accompanying Milestone Warrant). The price per pre-funded warrant and accompanying Milestone Warrant represents the price of $1.745 per share and accompanying Milestone Warrant to be sold in the private placement, minus the $0.001 per share exercise price of each such pre-funded warrant. The exercise price of the Milestone Warrants is $1.48 per share, or if exercised for a pre-funded warrant in lieu thereof, $1.479 per pre-funded warrant (representing the Milestone Warrant exercise price of $1.48 per share minus the $0.001 per share exercise price of each such pre-funded warrant). The Milestone Warrants are exercisable at any time prior to the earlier of 30 days following the achievement of a defined clinical milestone or two years after the closing date of the private placement. The gross proceeds from the sales of common stock and pre-funded warrants are expected to be $26.8 million, before deducting placement agent fees and estimated offering expenses payable by Savara. If the Milestone Warrants are exercised in full, Savara would receive additional gross proceeds of $48.2 million, resulting in total transaction gross proceeds of $75.0 million, in each case before deducting placement agent fees and estimated offering expenses payable by Savara. The private placement, led by Bain Capital Life Sciences, with participation by certain existing and new investors, including EcoR1 Capital LLC and Logos Capital, is expected to close on December 24, 2019, subject to customary closing conditions. In connection with the closing, Ricky Sun, Ph.D. of Bain Capital Life Sciences is expected to join the Savara board of directors.

Net proceeds from the transaction are expected to be used to fund a new clinical trial of Molgradex for the treatment of autoimmune pulmonary alveolar proteinosis (aPAP) and for other general corporate purposes.

Jefferies and Evercore ISI are acting as placement agents to the Company in connection with the private placement.

The securities to be sold in the private placement have not been registered under the Securities Act of 1933, as amended, or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the shares of common stock sold in the private placement and the shares of common stock issuable upon exercise of the pre-funded warrants and Milestone Warrants no later than 120 days after the closing of the private placement. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Savara

Savara is an orphan lung disease company. Savara’s pipeline comprises Molgradex, an inhaled granulocyte-macrophage colony-stimulating factor (GM-CSF) in Phase 3 development for autoimmune pulmonary alveolar proteinosis (aPAP), in Phase 2a development for nontuberculous mycobacterial (NTM) lung infection in both non-cystic fibrosis (CF) and CF-affected individuals with chronic NTM lung infection; and AeroVanc, a Phase 3-stage inhaled vancomycin for treatment of persistent methicillin-resistant Staphylococcus aureus (MRSA) lung infection in CF. Savara’s strategy involves expanding its pipeline of potentially best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, identifying unmet needs, developing and acquiring new product candidates, and effectively advancing them to approvals and commercialization.

Forward Looking Statements

Savara cautions you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements relating to the use of proceeds of the offering, the completion of the offering, the addition of Ricky Sun to Savara’s board of directors and any proceeds to be received upon exercise of the Milestone Warrants. Savara may not actually achieve any of the matters referred to in such forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Savara’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, market conditions, satisfaction of customary closing conditions related to the private placement, our ability to achieve the milestone in the Milestone Warrants, the outcome of our ongoing discussions with the FDA regarding our IMPALA data and the path forward, risks and uncertainties associated with the outcome of our ongoing and planned clinical trials for our product candidates, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for Savara’s operations and to conduct or continue planned clinical development programs, the ability to obtain the necessary patient enrollment for our product candidates in a timely manner, the ability to successfully identify product acquisition candidates, the ability to successfully develop our product candidates, the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates such as Molgradex and AeroVanc that are safe and effective for use as human therapeutics, and the timing and ability of Savara to raise additional equity capital as needed to fund continued operations. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of our risks and uncertainties, you are encouraged to review the official corporate documents filed with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Savara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contacts:

Savara Inc. IR & PR

Anne Erickson (anne.erickson@savarapharma.com)

(512) 851-1366

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